UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 29, 2006


                        FINANCIAL INDUSTRIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          TEXAS                           0-4690                 74-2126975
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


6500 RIVER PLACE BOULEVARD, BUILDING I, AUSTIN, TEXAS                  78730
       (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number (including area code): (512) 404-5000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Completion of Sale of Family Life Insurance Company
---------------------------------------------------

         On December 29, 2006, Financial Industries Corporation ("FIC") completed the previously announced sale of its wholly owned subsidiary, Family Life Insurance Company ("Family Life"), to The Manhattan Life Insurance Company following receipt of approval for the transaction from the Texas Department of Insurance. A copy of the press release announcing the completion of the sale is filed as Exhibit 99.1 to this report.

         The cash purchase price for Family Life was $28.0 million, subject to certain post-closing adjustments. As part of the transaction, FIC acquired from Family Life 324,320 shares of the FIC common stock that was owned by Family Life. Proceeds from the sale will be used to improve FIC's capital structure by retiring approximately $15.4 million of intercompany debt and for general corporate purposes.

         Pro forma financial information that reflects the foregoing transaction will be filed by amendment to this report on Form 8-K on or before March 19, 2007.


ITEM 8.01  OTHER EVENTS

Notice of Annual Meeting Mailed to Shareholders
-----------------------------------------------

         On December 29, 2006, Financial Industries Corporation mailed a Notice of Annual Meeting to its shareholders pursuant to Article 2.25 of the Texas Business Corporation Act. A copy of the notice is furnished as Exhibit 99.2 to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         Exhibit 99.1 Press Release of Financial Industries Corporation dated December 29, 2006

         Exhibit 99.2 Notice of Annual Meeting of Shareholders dated December 29, 2006




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                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Financial Industries Corporation



                                          By:      /s/ Michael P. Hydanus
                                             --------------------------------
                                          Name:  Michael P. Hydanus
                                          Title:  Interim President and CEO



                                          Date:  December 29, 2006






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